UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2025

ANEBULO PHARMACEUTICALS, INC

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40388	85-1170950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Anebulo Pharmaceuticals, Inc. 1017 Ranch Road 620 South, Suite 107 Lakeway, TX	78734
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 598-0931

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0.001 par value per share	ANEB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 23, 2025, Anebulo Pharmaceuticals, Inc., a Delaware corporation (the “Company” or “Anebulo”) announced that a Special Committee of independent directors has recommended, and its Board of Directors (the “Board”) has approved, as part of a going private transaction, an amendment (the “Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), subject to obtaining the requisite approval of the Company’s stockholders at a Special Meeting of Stockholders to be held for that purpose, which is currently expected to occur on August 22, 2025.

Specifically, the Board approved an Amendment to the Certificate of Incorporation to effect a Reverse Stock Split of the Company’s issued and outstanding Common Stock, including stock held by the Company as treasury shares, at a ratio (the “Stock Split Ratio”) of not less than 1-for-2,500 and not greater than 1-for-7,500 (the “Range”), with the exact Stock Split Ratio to be set within the Range without further approval or authorization of the Company’s stockholders at the discretion of the Board and included in a public announcement, subject to the authority of the Board to abandon the Amendment. The Reverse Stock Split is being undertaken as part of the Company’s plan to go private and terminate the registration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, and suspend the Company’s duty to file periodic reports and other information with the Securities and Exchange Commission (the “SEC”) under Section 13(a) thereunder, and to delist the Common Stock from The Nasdaq Stock Market. In order to do so the Company must reduce the number of record holders of its Common Stock to below 300, which is the level at or above which the Company is required to file public reports with the SEC.

The Board may abandon the Reverse Stock Split at any time prior to the filing and effectiveness of the Amendment to the Company’s Certificate Of Incorporation, even after stockholder approval, if the Board determines that the Reverse Stock Split is no longer in the best interests of the Company or its stockholders.

If the Reverse Stock Split Proposal is approved and the Reverse Stock Split effected (i) a stockholder of record owning fewer than a minimum number of shares of Common Stock at the effective time of the Reverse Stock Split, which, depending on the Stock Split Ratio chosen by the Board, would be between 2,500 and 7,500 (the “Minimum Number”), will be entitled to receive only the cash payment of $3.50 multiplied by the number of shares owned by such stockholder immediately before the Reverse Stock Split, without interest (the “Cash Payment”), will no longer be a stockholder, will no longer have any ownership interest in the Company, and will cease to participate in the potential appreciation in the value of the Common Stock or the Company’s future distributions to stockholders, if any; and (ii) a stockholder of record owning more than the Minimum Number of shares immediately prior to the effective time of the Reverse Stock Split will continue to hold one share of Common Stock for every integer multiple of the Minimum Number of shares of Common Stock such stockholder owns immediately prior to the effective time of the Reverse Stock Split, will remain a stockholder of the Company and will receive a Cash Payment for such stockholder’s fractional share interests resulting from the Reverse Stock Split, if any. The Reverse Stock Split, together with the Cash Payments to stockholders in lieu of fractional shares, is referred to as the “Transaction.”

The terms and contemplated timeline of the Transaction, including the factors considered by the Special Committee in recommending, and the Board in approving, the Transaction are set forth in a preliminary proxy statement filed by the Company on July 23, 2025 and a transaction statement on Schedule 13E-3 filed by the Company on July 23, 2025.

On July 23, 2025, the Company issued a press release regarding the Transaction. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Additional Information and Where to Find It

THIS CURRENT REPORT ON FORM 8-K IS ONLY A BRIEF DESCRIPTION OF THE TRANSACTION. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY HAS FILED A PRELIMINARY PROXY STATEMENT AND OTHER REQUIRED MATERIALS, INCLUDING A PRELIMINARY SCHEDULE 13E-3, WITH THE SEC CONCERNING THE PROPOSED STOCK SPLIT. THE COMPANY INTENDS TO FILE A DEFINITIVE PROXY STATEMENT, AND OTHER REQUIRED MATERIALS, INCLUDING A SCHEDULE 13E-3, WITH THE SEC. A COPY OF ALL FINAL PROXY MATERIALS WILL BE SENT TO STOCKHOLDERS PRIOR TO A SPECIAL MEETING OF STOCKHOLDERS AT WHICH THE COMPANY’S STOCKHOLDERS WILL BE ASKED TO VOTE ON THE PROPOSALS DESCRIBED IN THE MATERIALS PROVIDED BY THE COMPANY. THE COMPANY URGES ALL STOCKHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SEC, INCLUDING THE COMPANY’S SCHEDULE 13E-3 AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC’S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO ANEBULO PHARMACEUTICALS, INC., 1017 RANCH ROAD 620 SOUTH, SUITE 107, LAKEWAY, TEXAS 78734, ATTENTION: SECRETARY.

Anebulo and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information concerning such participants is set forth in the preliminary proxy statement for Anebulo’s special meeting of stockholders, which was filed with the SEC on Schedule 14A on July 23, 2025. To the extent that holdings of Anebulo’s securities change, such changes will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in connection with the proposed transaction, if any, will be included in the definitive proxy statement to be filed by Anebulo with the SEC in connection with the proposed transaction

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release dated July 23, 2025
104	Cover Page of Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANEBULO PHARMACEUTICALS, INC.

Date: July 23, 2025	By:	/s/ Richard Anthony Cunningham
Richard Anthony Cunningham
Chief Executive Officer (Principal Executive Officer)

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